UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California		95119
(Address of Principal Executive Offices)		(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2019, Western Digital Corporation (the “Company”) appointed Donald F. Robertson, Jr., currently the Company’s Vice President, Accounting, to the position of Vice President, Finance, and Chief Accounting Officer, effective immediately. In this position, Mr. Robertson will serve as the Company’s principal accounting officer.

Mr. Robertson, 50, has served as the Company’s Vice President, Accounting, since joining the Company in May 2016 in connection with the Company’s acquisition of SanDisk Corporation (“SanDisk”). Mr. Robertson previously served as Chief Accounting Officer of SanDisk from July 2011 to May 2016 and its Corporate Controller from January 2006 to July 2011. From February 2004 until joining SanDisk, Mr. Robertson served as Director of Finance for Adaptec, Inc. and from 1992 until February 2004, Mr. Robertson was employed at PricewaterhouseCoopers. Mr. Robertson holds a Master of Science, Accounting, from San Jose State University and a Bachelor of Arts, Quantitative Economics and Decision Sciences, from University of California, San Diego. Mr. Robertson is a Certified Public Accountant.

In connection with his appointment as Vice President, Finance, and Chief Accounting Officer, Mr. Robertson received a restricted stock unit award of 6,347 shares of the Company’s common stock granted under the Company’s 2017 Performance Incentive Plan. The restricted stock unit award shall vest in four successive equal annual installments measured from the award date.

There are no arrangements or understandings between Mr. Robertson and any other person pursuant to which Mr. Robertson was appointed to serve as Vice President, Finance, and Chief Accounting Officer of the Company. There are no family relationships between Mr. Robertson and any director or executive officer of the Company, and Mr. Robertson has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation (Registrant)

	By:	/s/ Michael C. Ray
Date: February 20, 2019		Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary